Seasonality	12 Months Ended
Dec. 31, 2023
Text Block 1 [Abstract]
Seasonality
NOTE 35. SEASONALITY
The energy sector in Canada and in some parts of the USA has a distinct seasonal trend in activity levels which results from well-site access and drilling pattern adjustments to take advantage of weather conditions. Generally, the Company has experienced higher revenues in the fourth quarter of each year related to these seasonal trends. Revenues are also impacted by both the Company’s and its customers’ capital investment decisions. The LATAM and EH segments are not significantly impacted by seasonal variations, while certain parts of the USA can be impacted by seasonal trends depending on customer activity, demand, and location. Variations from these trends usually occur when hydrocarbon energy fundamentals are either improving or deteriorating.